For Immediate Release For more information contact Media: Communications Media.Relations@CenterPointEnergy.com Investors: Jackie Richert/Ben Vallejo Phone 713.207.6500 CenterPoint Energy announces organizational changes New streamlined structure supports continued execution of long-term growth strategy and advances company’s succession planning efforts Houston – Jan. 3, 2023 – CenterPoint Energy, Inc. (NYSE: CNP) today announced organizational changes designed to further strengthen execution of the company’s long-term growth strategy, its service to customers and communities, value-creation for stakeholders, operational efficiencies, and corporate governance. The streamlined structure, which is effective today, builds upon the previously announced promotion of Jason Wells to President and Chief Operating Officer, effective Jan. 1, with Dave Lesar continuing to serve as Chief Executive Officer. Wells will report to Lesar. “Since my appointment to CEO more than two years ago, I have been laser focused on pursuing a strategy of unlocking the strength and potential of our company to position us among the premium-valued utilities in our industry,” said Lesar. “Accomplishing these strategic priorities starts with our most important resource – our diverse and talented workforce – and the company’s continuing investments in developing future leaders to ensure we have a deep succession pipeline.” Lesar added, “Today’s leadership promotions and appointments reflect a comprehensive succession planning process that we have developed at the direction of our Board Chairman and full Board of Directors. With Jason at the helm as our President and Chief Operating Officer, he has designed an outstanding organizational structure that I strongly believe will position our company for success for years to come.” Wells said, “As we execute on our long-term growth strategy, our performance continues to require a strong, diverse and talented team that is committed to quality results for our customers, shareholders and communities. It is critical that our employees are empowered to deliver on the opportunities for our company as we implement our industry-leading capital investment plan that is focused on safety, reliability, growth, and enabling cleaner energy investments to benefit our customers and investors. I believe the streamlined organizational structure we are introducing today will help us deliver that value proposition.” Focused Regulatory Services and Government Affairs With several strategic regulatory and legislative priorities ahead in 2023 and beyond, CenterPoint Energy’s Regulatory Services and Government Affairs organization will continue to be a core component in the company’s long-term success. Jason Ryan, Executive Vice President, Regulatory Services and Government Affairs will continue to lead this effort. With six rate cases over the next 18 months, Ryan’s nearly 25 years of experience and expertise will be critical in leading these business, operational and financial imperatives. He will report to Wells. - more - Exhibit 99.1

Page 2 of 3 Integrated Electric Business and Operations CenterPoint Energy will combine its Houston Electric and Indiana Electric businesses under a single leadership structure to further leverage best practices across its operations. Lynnae Wilson, formerly Senior Vice President, Houston Electric, has been appointed Senior Vice President, Electric Business. In this role, she will lead all areas of Houston Electric and Indiana Electric, serving more than 2.7 million metered customers in the greater Houston and southwestern Indiana areas, and execution of the company’s generation transition plan. Wilson has 20 years of experience in combined electric and natural gas utilities with CenterPoint Energy and its predecessor companies. She will report to Wells. Within the electric business, CenterPoint Energy announced an appointment and promotion designed to further its focus on future growth, grid modernization and strategic investments. Eric Easton, formerly Vice President, High Voltage and Real-Time Operations, has been named Vice President, Grid Transformation and Investment Strategy. In this newly created role, Easton will lead the electric business in proactively planning for the future, including transformative opportunities, such as distributed generation, electric vehicles and mass electrification, as well as focusing on plans for modernization and resiliency. Rina Harris, formerly Director, Business Development, Southern Region, has been promoted to Vice President, Business Development. Harris will be responsible for business development and the industrial load growth opportunities across the company’s electric business footprint. Easton and Harris will report to Wilson. Integrated Natural Gas Business and Operations CenterPoint Energy will also integrate all aspects of its natural gas business under a single leadership structure. Darin Carroll, formerly Senior Vice President, Operations Support, has been appointed Senior Vice President, Natural Gas Business. He will lead all areas of the company’s natural gas business that serves approximately 4.2 million customers across a six-state footprint. During his 15-year tenure with CenterPoint Energy and its predecessor companies, Carroll has held diverse utility leadership roles in natural gas and electric operations, as well as business process optimization. He will report to Wells. Unified Customer Experience Functions To further align the company’s customer service and experience function with its long-term success, CenterPoint Energy has promoted Tony Gardner, formerly Vice President, Customer Experience, to Senior Vice President and Chief Customer Officer. In this capacity, he will provide strategic leadership to CenterPoint Energy’s customer experience and oversee all customer functions. Gardner has nearly 20 years of experience in customer-focused roles. He will report to Wells. Enhanced Execution, Efficiency and Governance To continue the company’s strong execution of the fundamentals of its industry-leading strategy, Steve Greenley, formerly Senior Vice President, Generation Development, has been appointed Senior Vice President, Utility Operations Support. In this capacity, Greenley and his enterprise safety and technical training, operations support, energy solutions and business services, analytics, and facilities management teams will support the company’s electric and natural gas businesses. Greenley has held various leadership roles in natural gas, electric and customer operations over the course of his more than 20 years at CenterPoint Energy. He will report to Wells. - more -

Page 3 of 3 Within the Utility Operations Support organization, the company announced a promotion to build on its momentum in continuous improvement to drive additional efficiencies and improvements across the enterprise. Kate Porter, formerly Director, Continuous Improvement and Data Analytics, has been promoted to Vice President, Enterprise Operational Excellence. She will report to Greenley. To further strengthen the company’s governance across its technology-related operations and functions, Kenny Coleman, Senior Vice President and Chief Information Officer, will now report to Wells. Experienced Corporate Function Leaders As previously announced, a new CFO will be named following the company’s currently ongoing search. The CFO position will report to Lesar. Wells will continue to serve as CFO until his successor has been named. Monica Karuturi, Executive Vice President and General Counsel and Lynne Harkel-Rumford, Executive Vice President and Chief Human Resources Officer will also continue to report to Lesar. Karuturi will add the leadership of strategic planning, cybersecurity and Energy Systems Group to her current areas of responsibility. Harkel-Rumford will add the leadership of marketing to her responsibilities. Lesar said, "I believe our entire team is well prepared to deliver on the opportunities for CenterPoint Energy as we continue to execute on our path to premium. These leaders will be instrumental in advancing our strategic priorities, sharing their experience and expertise across the organization, empowering colleagues to develop their careers and achieve their full potential, and strengthening our diverse and inclusive culture.” The company also announced that Scott Doyle, Executive Vice President, Utility Operations and Gregg Knight, Executive Vice President, Customer Transformation and Business Services have left the company as their positions have been eliminated. “On behalf of everyone at CenterPoint Energy, we would like to extend our sincere thanks to Scott and Gregg for their years of service and valuable contributions within our company, across our industry, and in our communities,” said Lesar and Wells. “We wish them all the very best in the future.” Forward-looking Statement This news release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this news release, the words "anticipate," "believe," "continue," "could," "estimate," "expect," "forecast," "goal," "intend," "may," "objective," "plan," "potential," "predict," "projection," "should," "target," "will" or other similar words are intended to identify forward-looking statements. These forward-looking statements are based upon assumptions of management which are believed to be reasonable at the time made and are subject to significant risks and uncertainties. Actual events and results may differ materially from those expressed or implied by these forward- looking statements. Any statements in this news release regarding future events, such as executive succession planning and timing thereof, CenterPoint Energy’s ability to execute on its long-term strategy, expected benefits resulting from the change in leadership structure of CenterPoint Energy, and any other statements that are not historical facts are forward-looking statements. Each forward-looking statement contained in this news release speaks only as of the date of this release. Important factors that could cause actual results to differ materially from those indicated by the provided forward-looking information include risks and uncertainties relating to: (1) the impact of disruption to the global supply chain; (2) financial market conditions; (3) general economic conditions; (4) the timing and impact of future regulatory and legislative decisions; (5) effects of competition; (6) weather variations; (7) changes in business plans; and (8) other factors, risks and uncertainties discussed in CenterPoint Energy's Annual Report on Form 10-K for the fiscal year ended December 31, 2021, CenterPoint Energy's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2022, June 30, 2022 and September 30, 2022 and other reports CenterPoint Energy or its subsidiaries may file from time to time with the Securities and Exchange Commission. About CenterPoint Energy As the only investor-owned electric and natural gas utility based in Texas, CenterPoint Energy, Inc. (NYSE: CNP) is an energy delivery company with electric transmission and distribution, power generation and natural gas distribution operations that serve more than 7 million metered customers in Indiana, Louisiana, Minnesota, Mississippi, Ohio, and Texas. As of September 30, 2022, the company owned approximately $35 billion in assets. With approximately 8,900 employees, CenterPoint Energy and its predecessor companies have been in business for more than 150 years. For more information, visit CenterPointEnergy.com. ###